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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF ANNUAL REPORT ON
                                 FORM 10 - KSB/A
                   OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 2005

The undersigned is the Chief Executive Officer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2005.

I, Randal A. Bailey certify that the Annual Report on Form 10-KSB/A for the period ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of July 17, 2006

                                   /s/ Randal A. Bailey
                                   --------------------
                                   Randal A. Bailey, Chief Executive Officer